UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 16, 2003

                            DENISON INTERNATIONAL PLC
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     England and Wales                000-29358              Not Applicable
     -----------------               ------------          -------------------
      (State or other                (Commission           (I.R.S. Employer
      jurisdiction of                File Number)          Identification No.)
       incorporation)

                14249 Industrial Parkway, Marysville, Ohio 43040
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (937)-644-4437
                       -----------------------------------
                         Registrant's telephone number,
                               including area code


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Item 7.  Financial Statement and Exhibits.

      (a) Financial statements of businesses acquired.

            Not applicable.

      (b) Pro forma financial information.

            Not applicable.

      (c) Exhibits.

            99.1. Press Release dated October 16, 2003.

Item 12.  Results of Operation and Financial Condition.

      On October 16, 2003, Denison International plc ("Denison") issued a press release setting forth Denison's third-quarter 2003 earnings. A copy of the press release is attached hereto as Exhibit 99.1.


      The information contained in this report and Exhibit 99.1 to this report shall not be deemed "filed" with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         DENISON INTERNATIONAL plc
                                         (Registrant)


Date    October 21, 2003                 By:      /s/ Bruce A. Smith
    ------------------------------          ------------------------------------
                                            Name:  Bruce A. Smith
                                            Title: Director and Chief
                                                   Financial Officer
                                                   (Duly Authorized Officer and
                                                   Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit       Description
-------       -----------
99.1          Press Release dated October 16, 2003.